UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2011

Date of Report (Date of earliest event reported)

SPRING CREEK HEALTHCARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	814-00783	98-0496750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, 24th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

(646) 896-3050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management

Item 5.02 -  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2011, the Board of Directors adopted the 2011 Employee, Director and Consultant Incentive Plan and the 2011 Board Compensation Plan.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
10.1	2011 Employee, Director and Consultant Incentive Plan
10.2	2011 Board Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERABIOGEN, INC

Date: May 10, 2011	By:	/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer

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